Exhibit 10.22

THIS PROMISSORY NOTE (THE “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAS BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(a)(2) OF THE SECURITIES ACT. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

Promissory Note

of

Viveon Health Acquisition Corp.

May 12, 2023	Atlanta, Georgia

Viveon Health Acquisition Corp., a Delaware corporation (the “Company”), for value received, hereby promises unconditionally to pay to the order of Clearday, Inc., a Delaware corporation, or such person’s assigns (collectively, the “Holder”), at the address set forth in Section 12 hereof, in lawful money of the United States of America (“Dollars” or “$”) and in immediately available funds, the aggregate principal amount of each loan (each, a “Loan”) that is from time to time recorded on the schedule attached to this Note as Annex A and initialed by an authorized signatory of the Company (the “Principal”), in full, on the Maturity Date (as defined below). Each Loan shall be binding on the Company and may be established by such other reasonable evidence such as a payment by the Holder or any of its subsidiaries or Affiliates or their respective related persons to the Company in addition to being evidenced by the notation of the Loan on Annex A.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. For the purposes of this Note:

“Affiliate(s)” means, with respect to any given Person other than a partnership or limited liability company, any other Person directly or indirectly controlling, controlled by or under common control with such Person and with respect to a partnership, the partners of such partnership and with respect to a limited liability company, the members of such limited liability company.

“Business Combination” means the business combination contemplated by Merger Agreement.

“Business Day” means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

“Event of Default” shall have the meaning assigned to such term in Section 5.

“Governmental Authority” means any Federal, state, local, foreign or other court, governmental department, commission, board, bureau, agency or instrumentality.

“Interest” shall have the meaning assigned to such term in Section 2(b).

“Issue Date” means May 12, 2023.

“Lien” means any mortgage, pledge, lien, security interest or other charge or encumbrance of any kind.

“Maturity Date” means the earlier of (i) first anniversary of the Issue Date and (ii) the date of the closing the Business Combination.

“Merger Agreement” means the Merger Agreement, dated as of April 5, 2023 (as amended or supplemented), by and among Company, Clearday SR LLC, in the capacity as the Company Representative, Viveon Health Acquisition Corp., VHAC2 Merger Sub, Inc. and Viveon Health LLC, in the capacity as the SPAC Representative.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2. Principal; Interest; Prepayment; Maturity Date Extension.

(a) Principal; Principal Increase. The entire unpaid Principal shall be paid in Dollars on the Maturity Date. Promptly following the payment in full of this Note, including all accrued and unpaid Interest and any other amounts owing hereunder, the Holder shall surrender this Note to the Company for cancellation.

(b) Interest. Subject to Section 2(c) hereof, Interest on the Note (“Interest”), during the period from the Issue Date (or with respect to any increase in the Principal during the term of this Note, from the date set forth opposite such increase in Principal in Annex A) through the Maturity Date, shall accrue on the Principal of the Note set forth in Annex A hereto at a rate 0.0% per annum and shall be payable on the Maturity Date. Interest shall be computed on the basis of a 360-day year applied to actual days elapsed. Interest shall accrue on each Loan (as set forth in Annex A hereto) commencing on the date thereof set forth in Annex A hereto and terminating on the Maturity Date and shall be paid in arrears on the Maturity Date. The rate of interest payable under the Note from time to time shall in no event exceed the maximum rate, if any, permissible under applicable law. If the rate of interest payable under the Note is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided hereunder, then the rate provided for hereunder shall be increased to the maximum rate permitted by applicable law for such period as required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the preceding sentence.

(c) Prepayment. This Note may be prepaid, in whole or in part, at any time and from time to time, without penalty or premium.

(d) Maturity Extension. Upon no less than thirty (30) days written notice prior to the Maturity Date, the Holder may extend this Note for on a month-by-month basis, in which event that Maturity Date shall be deemed to be the last day of the last monthly extension thereof.

3. Covenants of the Company.

(a) The Company covenants and agrees with the Holder that the Company will comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before they become delinquent all taxes, assessments and governmental charges imposed on it or upon its property, except to the extent contested in good faith.

(b) The Company covenants and agrees with the Holder that the Company will use the proceeds of each Loan only in accordance with payments that are described and listed (and only in such amounts) as in the budget that has been approved by Holder or any amendment or supplement thereto that has been approved by Holder, in each case, in writing.

(c) The Company covenants and agrees with the Holder that the Company hereby waives any or all defaults or breaches by the Company that may have occurred under the terms of the Merger Agreement and accepts as a supplement to the Disclosure Schedules to the Merger Agreement by all of the disclosures made by Holder in its draft Form 10K that has been provided by Holder to the Company.

(d) The Company covenants and agrees with the Holder that each notation on Annex A is or will have been made by an executive of the Company that, prior to the date and time of such notation and in effect on the date and time of such notation, is an executive of the Company, duly authorized to execute Annex A by the Board of Directors of the Company and that the signature of such individual is the true and genuine signature of such individual.

4. Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing:

(a) the Company shall fail to pay any Principal of, or Interest on, this Note, or any fees or any other amount payable hereunder within ten (10) days of the due date of such payment;

(b) the Company shall fail to observe or perform any covenant or agreement in this Note;

(c) any representation, warranty, certification or statement made by the Company in this Note, or in any document delivered pursuant to this Note shall prove to have been incorrect in any material respect when made (or deemed made);

(d) a judgment or order for the payment of money shall be rendered against the Company and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days;

(e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(f) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect;

then, and in every such event, the Holder may, by written notice to the Company, declare the Principal (together with accrued Interest thereon and all other amounts owing hereunder) to be, and the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided, that in the case of any of the Events of Default specified in clause (e) or (f) above, without any notice to the Company or any other act by the Holder, the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

5. Payments; Extension of Maturity. All payments of Principal and Interest (and all other amounts owing hereunder) to be made by the Company in respect of this Note shall be made in Dollars by wire transfer to an account designated by the Holder by written notice to the Company. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, setoff, or counterclaim. If the Principal and accrued and unpaid Interest become due and payable on any day other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day, and to such payable amounts shall be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

6. Replacement of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder a new note of like tenor in lieu of this Note. Any replacement note made and delivered in accordance with this Section 6 shall be dated as of the date hereof.

7. Remedies.

(a) Upon the occurrence of an Event of Default, Principal then outstanding of, and the accrued and unpaid Interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

(b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys’ fees and expenses.

8. Costs and Expenses. The Company shall be responsible for all expenses incurred by any Holder in connection with the conversion of the Principal and accrued and unpaid Interest under this Note.

9. No Waivers by Delay or Partial Exercise. No delay by the Holder in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

10. Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Note.

11. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Company:	Viveon Health Acquisition Corp.
3480 Peachtree Road NE
2nd Floor, Suite #112
Atlanta, Georgia 30326
Attention: Chief Executive Officer
Telecopy:

If to the Holder:	Clearday, Inc.
8800 Village Drive, Suite 106
San Antonio, TX 78217
Attention: James Walesa, Chief Executive Officer
Telecopy:

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

12. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the Company and the Holder. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

13. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

14. Invalidity. Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

15. Headings. Headings used in this Note are inserted for convenience only and shall not affect the meaning of any term or provision of this Note.

16. Assignment. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder. The Holder may assign this Note and the rights and obligations hereunder without the prior written consent of the Company. Any instrument purporting to make an assignment in violation of this Section 16 shall be void.

17. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the payment in full of all Principal and accrued and unpaid Interest and all other amounts owing under this Note.

18. Miscellaneous. This Note shall inure to the benefit of the Company and the Holder, and all their respective successors and permitted assigns. Nothing in this Note is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Note or any provision herein contained.

19. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

20. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE FEDERAL COURTS SITTING IN THE STATE OF TEXAS. THE COMPANY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE CITY OF SAN ANTONIO, TEXAS, AND ACCORDINGLY, THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

21. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

22. Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Note, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

23. Conversion. Principal of, and accrued and unpaid Interest on, this Note shall be convertible, at the option of the holder, into the securities heretofore offered in connection with the financing relating to the extension of the term of the Company or any other securities issued by the Company following the date hereof.

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In Witness Whereof, the undersigned has executed this Note as of the date first above written.

VIVEON HEALTH ACQUISITION CORP.

By:	/s/ Jagi Gill
Name:	Jagi Gill
Title:	Chief Executive Officer

ANNEX A

Advance #	Date	Amount Funded	Aggregate Principal Amount	Initials of Authorized Company Signatory
1	May 16, 2023	$167,616	$167,616
2	May 22, 2023	$58,200	$225,816
3	June 5, 2023	$46,560	$272,376
4	June 19, 2023	$46,560	$318,936
5	June 30, 2023	$34,920	$353,856
6	July 14, 2023	$34,704	$388,560
7	August 2, 2023	$256,080	$644,640
8	August 7, 2023	$174,600	$819,240
9	August 11, 2023	$58,416	$877,656
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